Exhibit 99.1

SUMMIT NETWORKS INC.

Unaudited Pro Forma Combined Financial Information

SUMMIT NETWORKS INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

On March 29, 2021, the board of directors and a majority shareholder of Summit Networks Inc. (the “Company”) approved the termination of the VIE Agreements with Hengshui Jingzhen Environmental Company Limited (“Hengshui Jingzhen”). On the same date, Beijing Asian League Wins Technology Co., Ltd. (“Beijing ALW”), Hengshui Jingzhen, and Hengshui Jingzhen’s shareholders entered into a Termination Agreement (the “Termination Agreement”) to terminate all existing VIE Agreements which include the Equity Pledge Agreement, Exclusive Technology Development, Consulting and Services Agreement, Exclusive Option Agreement, and Irrevocable Power of Attorney (collectively, the “VIE Agreements”), dated January 20, 2021.

Upon the termination of the VIE agreements, the Company no longer has the control of Hengshui Jingzhen. Accordingly, the Company accounts for the Hengshui Jingzhen’s business as discontinued operations and deconsolidates Hengshui Jingzhen’s financial statements in the Company’s combined financial statements.

The following unaudited pro forma combined balance sheet and statement of comprehensive income give effect to the deconsolidation of Hengshui Jingzhen.

SUMMIT NETWORKS INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2020

	Summit Networks Inc. and Subsidiaries and VIE (Combined)	Notes	Pro Forma Adjustments	Pro Forma
Assets
Current assets:
Cash and cash equivalents	$4,575,642	{f}	(4,333,946)	$241,696
Accounts receivable	5,019,058	{f}	(5,019,058)	0
Prepaid expenses	4,220			4,220
Prepaid VAT	439,393	{f}	(439,393)	0
Notes receivable	664,528	{f}	(664,528)	0
Advance to suppliers	189,653	{f}	(189,653)	0
Amounts due from related parties	1,201,402	{f}	(1,201,402)	0
Other receivable and current assets	136,003	{f}	(136,003)	0
Total current assets	12,229,899		(11,983,983)	245,916
Property, plant, and equipment, net	11,078,316	{f}	(11,078,316)	0
Intangible assets, net	4,034,680	{f}	(4,034,680)	0
Deferred tax asset	232,474	{f}	(232,474)	0
Total assets	$27,575,369		$(27,329,453)	$245,916
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,865,847	{f}	$(2,848,818)	17,029
Deferred revenue	3,533,141	{f}	(3,533,141)	0
Due to related party	518,607			518,607
Tax payable	234,557	{f}	(234,557)	0
Other payable and current liabilities	393,399	{f}	(393,399)	0
Total current liabilities	7,545,551		(7,009,915)	535,636
Stockholders’ equity
Common Stock	64,050		-	64,050
Additional Paid in capital	13,143,470			13,143,470
Accumulated profit (deficit)	6,301,917	{g}	1,614,163	(13,497,240)
		{h}	(21,413,320)
Accumulated other comprehensive income	520,381	{h}	(520,381)	-
Total stockholders’ equity	20,029,818		(20,319,538)	(289,720)
Total liabilities and stockholders’ equity	$27,575,369		$(27,329,453)	$245,916

See accompanying notes to unaudited pro forma combined financial statements.

SUMMIT NETWORKS INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED DECEMBER 31, 2020

	Summit Networks Inc. and Subsidiaries and VIE (Combined)	Notes	Por Forma Adjustments	Por Forma
Revenue	$3,853,136	{a}	$(3,853,136)	$-
Cost of revenue	1,436,519	{a}	(1,436,519)	-
Gross profit	2,416,617		(2,416,617)	-
Selling expense	402,960	{b}	(402,960)	-
General and administrative expenses	290,139	{b}	(218,285)	71,854
Total operating expenses	693,099		(621,245)	71,854
Income (Loss) from operations	1,723,518		(1,795,372)	(71,854)
Other income, net	42,343	{c}	(42,343)	-
Interest income	5,452	{c}	(5,452)	-
Income (Loss) before tax	1,771,313		(1,843,167)	(71,854)
Income tax expense	229,004	{d}	(229,004)	-
Net Income (Loss)	1,542,309		1,614,163)	(71,854)
Other Comprehensive Income:
Foreign currency translation adjustment	803,676	{e}	(803,676)	-
Comprehensive income (loss)	$2,345,985		$(2,417,839)	$(71,854)
Net Income (Loss) Per Common Share:
Net income (loss) per common share - basic and diluted	$0.02			$(0.00)
Weighted average shares outstanding:
Basic and diluted	64,049,990			64,049,990

See accompanying notes to unaudited pro forma combined financial statements.

SUMMIT NETWORKS INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF COMPREHENSIVE INCOME

FOR THE YEAR ENDED SEPTEMBER 30, 2020

	Summit Networks Inc. and Subsidiaries and VIE (Combined)	Notes	Por Forma Adjustments	Por Forma
Revenue	$9,454,431	{a}	$(9,454,431)	$-
Cost of revenue	4,214,046	{a}	(4,214,046)	-
Gross profit	5,240,385		(5,240,385)	-
Selling expense	867,351	{b}	(867,351)	-
General and administrative expenses	1,537,135	{b}	(1,405,610)	131,525
Total operating expenses	2,404,486		(2,272,961)	131,525
Income (Loss) from operations	2,835,899		(2,967,424)	(131,525)
Other income, net	34,671	{c}	(34,671)	-
Interest income	5,494	{c}	(5,494)	-
Income (Loss) before tax	2,876,064		(3,007,589)	(131,525)
Income tax expense	246,993	{d}	(246,993)	-
Net Income (Loss)	2,629,071		(2,760,596)	(131,525)
Other Comprehensive Income:
Foreign currency translation adjustment	656,122	{e}	(656,122)	-
Comprehensive income (loss)	$3,285,193		$(3,416,718)	$(131,525)
Net Income (Loss) Per Common Share:
Net income (loss) per common share - basic and diluted	$0.04			$(0.00)
Weighted average shares outstanding:
Basic and diluted	62,738,515			62,738,515

See accompanying notes to unaudited pro forma combined financial statements.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1. Basis of Presentation

The unaudited pro forma combined balance sheet as of December 31, 2020 deconsolidates the assets and liabilities attributable to Hengshui Jinzhen from the combined balance sheet of the Company and VIE which combines the historical consolidated balance sheet of the Company as of October 31, 2020 and consolidated balance sheet of Hengshui Jinzhen as of December 31, 2020.

The unaudited pro forma combined statement of comprehensive income for the three months ended December 31, 2020 deconsolidates the operations of Hengshui Jingzhen from the combined statement of comprehensive income which combines the historical consolidated statements of operations of the Company for the quarter ended October 31, 2020 and the consolidated statement of comprehensive income of Hengshui Jingzhen for the quarter ended December 31, 2020.

The unaudited pro forma consolidated statement of comprehensive income for the year ended September 30, 2020 deconsolidates the operations of Hengshui Jingzhen from the combined statement of comprehensive income which combines the historical consolidated statements of operations of the Company for the year ended July 31, 2020 and the consolidated statement of comprehensive income of Hengshui Jingzhen for the year ended September 30, 2020.

The unaudited pro forma combined financial statements have also been adjusted to give effect to pro forma events that are directly attributable to the deconsolidation of Hengshui Jingzhen, factually supportable and expected to have a continuing impact on the Company’s financial statements.

The pro forma combined financial statements should be read in conjunction with a reading of the Company’s historical financial statements and accompanying notes included in the Annual Report on Form 10-K for the year ended July 31, 2020 and Quarterly Report on Form 10-Q for the three months ended October 31, 2020, the Company’s Form 8-K filed on January 26, 2021, and the Form 8-K/A filed on February 16, 2021.

The preliminary unaudited pro forma information is presented solely for informational purposes and is not necessarily indicative of the consolidated results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the deconsolidation of the VIE.

2. Pro Forma Adjustments

The following adjustments were made in the preparation of the unaudited pro forma combined balance sheet and unaudited pro forma combined statements of comprehensive income:

{a} This adjustment reflects the elimination of revenues and cost of goods sold of Hengshui Jinzhen's business.

{b} This adjustment reflects the elimination of selling and general and administrative expenses of Hengshui Jingzhen.

{c} This adjustment reflects the elimination of non-operating incomes of Hengshui Jingzhen.

{d} This adjustment reflects the elimination of income tax expense of Hengshui Jingzhen.

{e} This adjustment reflects the elimination of foreign currency translation gain of Hengshui Jingzhen.

{f} This adjustment reflects the elimination of assets and liabilities attributable to Hengshui Jinzhen.

{g} This adjustment reflects the elimination of income (net of income tax) of Hengshui Jinzhen's business.

{h} This adjustment reflects the loss on deconsolidation of Hengshui Jinzhen. This estimated net loss has not been reflected in the pro forma consolidated statement of operations as it is considered to be nonrecurring in nature.